UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        February 16, 2007

                           ALBANY INTERNATIONAL CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                    0-16214                   14-0462060
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission              (I.R.S. Employer
      of incorporation)             File Number)            Identification No.)

     1373 Broadway, Albany, New York                       12204
--------------------------------------------------------------------------------
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code    (518) 445-2200

                                      None
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01    Entry into a Material Definitive Agreement

On February 16, 2007, the Compensation Committee of the Registrant's Board of Directors approved the following cash bonuses for 2006 pursuant to the Registrant's Annual Bonus Program for the Registrant's chief executive officer and the four other most highly compensated executive officers during such year:

      Officer                                                  2006 Bonus
      -------                                                  ----------

      Joseph G. Morone                                           $206,061
      Michael C. Nahl                                             107,407
      William M. McCarthy                                          75,240
      Dieter Polt                                                  74,682
      Thomas Curry                                                 64,485

The Committee has also established target 2007 cash bonuses for Messrs. Morone, Nahl, McCarthy, Ralph Polumbo, Michael Joyce, David Madden and Daniel Halftermeyer pursuant to the Registrant's Annual Bonus Program as follows:

      Officer                                           2007 Target Bonus
      -------                                           -----------------

      Joseph G. Morone                                           $519,750
      Michael C. Nahl                                             213,444
      William M. McCarthy                                         172,216
      David Madden                                                125,685
      Daniel Halftermeyer                                         125,685
      Ralph Polumbo                                               109,725
      Michael Joyce                                                99,180


The Committee determined that cash bonuses for the Registrant's top management, including the above-named officers, for 2007 would be based on one or more of: consolidated operating income, adjusted corridor or segment operating income, corridor or segment net sales of other functional metrics and individual performance criteria. A cash bonus equal to the target amount will generally be paid if the Committee determines that appropriate performance levels in each of these areas has been achieved. Lesser bonuses may be paid if such performance is not achieved and larger bonuses if performance exceeds such levels. The Committee further determined, however, that it would reserve the right to exercise its discretion, after the close of the 2007 fiscal year, as in prior years, to determine to what extent cash bonuses had been earned, and reserved the right to take individual performance factors (including, for example, the possible adverse impact during the year of cost-reduction, plant closings or downsizings and other restructuring-related activities in specific divisions, regions or business lines) into account, and to employ both objective and subjective criteria in determining the final bonuses.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ALBANY INTERNATIONAL CORP.


                                      By: /s/ Charles J. Silva, Jr.
                                          --------------------------------------
                                      Name:  Charles J. Silva, Jr.
                                      Title: Vice President - General Counsel
                                             and Secretary

Date:   February 22, 2007